SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



    Date of report (Date of earliest event reported)    July 28, 1998
                                                        -------------



                               UNOCAL CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



    1-8483                                   95-3825062
--------------------------------------------------------------------------------
(Commission File Number)                (I.R.S. Employer Identification No.)



2141 Rosecrans Avenue, Suite 4000, El Segundo, California         90245
--------------------------------------------------------------------------------

(Address of Principal Executive Offices)                       (Zip Code)



                                 (310) 726-7600
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 5.           OTHER EVENTS.


         Unocal Corporation today said that lower crude oil prices led to lower second quarter 1998 net earnings of $105 million, or 43 cents per share (diluted). In the second quarter 1997, Unocal had net earnings of $118 million, or 47 cents per share (diluted).
         Earnings from continuing operations, excluding special items (detailed in the attached tables), were $62 million, or 26 cents per common share
(diluted). This compares with $97 million, or 39 cents per common share (diluted), in the second quarter last year.
         Net earnings for the first six months of 1998 were $123 million, or 50 cents per share (diluted). This compares with $262 million, or $1.04 per share (diluted) in the same period of 1997.
         Year-to-date earnings from continuing operations, excluding special items (detailed in the attached tables) were $134 million (55 cents per share diluted), down from $287 million ($1.13 per share diluted) last year.

COMMODITY PRICE IMPACTS
         "This year has been particularly challenging as lower worldwide commodity prices continue to impact earnings," said Roger C. Beach, Unocal chairman and chief executive officer. "If you compare our results with 1997, lower oil prices reduced earnings by nearly 20 cents per share in the second quarter, while lower oil and natural gas prices reduced earnings by about 65 cents per share for first six months of the year."
         Beach also noted that lower prices for agricultural products reduced earnings by more than 5 cents per share in the second quarter and about 15 cents per share in the year-to-date results, when compared with the comparable periods a year ago.
         "Our balance sheet remains strong, however," Beach said, "giving us the strength to weather this period of lower prices and the flexibility to take advantage of new opportunities if they present themselves."

COST CONTROLS
         Beach said the company continues to focus on reducing costs to help offset the impact of lower prices.
         "We have cut production costs for Spirit Energy 76, our domestic E&P unit," Beach said. "Spirit Energy aims to reduce production costs for the full year 1998 by 10 to 15 cents per BOE, compared with last year."

OIL AND GAS EXPLORATION AND PRODUCTION
         "We are particularly encouraged by our operations in Thailand where we recorded our best quarter ever for natural gas production," Beach said. "Gross natural gas production averaged 1.02 billion cubic feet (bcf) per day (Unocal, 65% working interest) as Thailand has increased use of indigenous gas supplies for power generation. For the full-year 1998, we expect that gross natural gas production from Thailand will average above 1 bcf per day."

         The company is continuing its aggressive worldwide exploration program. Unocal's Spirit Energy 76 unit participated in a natural gas discovery on the Cotton Valley Reef trend in East Texas. The well was placed on production within 30 days of the discovery. Since stepping up its exploration program in October 1997, Spirit Energy 76 has recorded 28 oil and gas discoveries (success rate of more than 50%) both onshore and in the continental shelf area of the Gulf of Mexico.
         Spirit Energy's net production increased in the second quarter, compared with the first three months of the year, reversing declines recorded during 1997. The company expects Spirit Energy's full-year 1998 production to average about 178,000 BOE per day.
         By the end of this week, Unocal expects to have three new deepwater exploration wells under way. In the Gulf of Mexico, we expect to spud a well on the Mirage prospect (Unocal, 25% working interest) and the Calypso prospect (Unocal, 50% working interest). The Calypso well is an offset to a successful exploration well on the adjacent Leo prospect.
         In the Makassar Strait production sharing contract area offshore East Kalimantan in Indonesia, Unocal last week spudded an exploration well on the deepwater Seno prospect (Unocal, 50% working interest).

OTHER FINANCIAL RESULTS
         Total revenues for the second quarter were $1.4 billion, down from $1.65 billion a year ago. Total revenues for the six months were $2.6 billion, compared with $3.11 billion for the first half of 1997.
         Unocal is a leading global oil and gas exploration and production company with significant pipeline and power plant project developments worldwide.

         Forward-looking statements and estimates regarding drilling activity, production and business results set forth above are based on assumptions concerning market, competitive, regulatory, environmental, operational and other considerations. Actual results could differ materially.


                                                                                                            UNOCAL CORPORATION

CONDENSED CONSOLIDATED EARNINGS STATEMENT
(UNAUDITED)
                                                                                      For the Three Months  For the Six Months
                                                                                          Ended June 30        Ended June 30
                                                                                      -----------------------------------------
Millions of dollars except per share amounts                                               1998      1997      1998       1997
-------------------------------------------------------------------------------------------------------------------------------

Total revenues ......................................................................   $ 1,397   $ 1,654    $ 2,604   $ 3,110
Costs and other deductions ..........................................................     1,233     1,405      2,343     2,524
                                                                                        ---------------------------------------
Earnings from continuing operations before income taxes .............................       164       249        261       586
Income taxes ........................................................................        59        93        138       242
                                                                                        ---------------------------------------
Earnings from continuing operations .................................................       105       156        123       344
Loss from discontinued operations  (net of tax) .....................................        --        --         --       (44)
Extraordinary charge - extinguishment of debt (net of tax) ..........................        --       (38)        --       (38)
                                                                                        ---------------------------------------
Net earnings ........................................................................   $   105   $   118    $   123   $   262

Basic earnings/(loss) per common share (a)
      Continuing operations .........................................................   $  0.43   $  0.62    $  0.51   $  1.38
      Discontinued operations .......................................................        --        --         --     (0.18)
      Extraordinary item - extinguishment of debt (net of tax) ......................        --     (0.15)        --     (0.15)
                                                                                        ---------------------------------------
Basic net earnings per share ........................................................   $  0.43   $  0.47    $  0.51   $  1.05

Diluted earnings/(loss) per common share  (b) (c)
      Continuing operations .........................................................   $  0.43   $  0.61    $  0.50   $  1.35
      Discontinued operations .......................................................        --        --         --     (0.17)
      Extraordinary item - extinguishment of debt (net of tax) ......................        --     (0.14)        --     (0.14)
                                                                                        ---------------------------------------
Diluted net earnings per share ......................................................   $  0.43   $  0.47    $  0.50   $  1.04

(a) Weighted average shares - basic (millions) ......................................       241       250        241       250
(b) Weighted average shares - diluted (millions) ....................................       243       264        243       264
(c) Distribution on preferred securities (net of taxes) excluded in numerator .......   $    --   $     6    $    --   $    12
    In 1998,  the effect of assumed  conversion  of  preferred  securities  on earnings per share is antidilutive

----------------------------------------------------------------------------------------------------------

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)
                                                                                        Jun. 30   Dec. 31
Millions of dollars                                                                       1998      1997
----------------------------------------------------------------------------------------------------------

Assets
Cash and cash equivalents ...........................................................   $   193   $   338
Other current assets ................................................................     1,067     1,163
Investments and long-term receivables ...............................................     1,340     1,113
Properties - net ....................................................................     4,952     4,816
Other assets ........................................................................       198       100
                                                                                        ------------------
        Total assets ................................................................   $ 7,750   $ 7,530

Liabilities and Equity
Current liabilities .................................................................   $   974   $ 1,160
Long-term debt ......................................................................     2,480     2,169
Deferred income taxes ...............................................................       172       137
Other deferred credits and liabilities ..............................................     1,302     1,228

Convertible preferred securities ....................................................       522       522

Stockholders' equity ................................................................     2,300     2,314
                                                                                        ------------------
        Total liabilities and equity ................................................   $ 7,750   $ 7,530

                                    Table 1


                                                                                                    UNOCAL CORPORATION

CONDENSED CONSOLIDATED CASH FLOWS
(UNAUDITED)                                                                   For the Three Months  For the Six Months
                                                                                  Ended June 30      Ended June 30 (a)
                                                                              -----------------------------------------
Millions of dollars                                                               1998      1997(a)    1998       1997
-----------------------------------------------------------------------------------------------------------------------

Cash flows from operating activities
               Net earnings ...............................................   $   105    $   118    $   123    $   262
               Adjustments to reconcile net earnings to
                  net cash provided by operating activities
                     Loss on disposal of discontinued operations (before-tax)      --         --         --         71
                     Depreciation, depletion and amortization .............       199        244        380        455
                     Dry hole costs .......................................        42         27         92         43
                     Deferred income taxes ................................        17         19         30         29
                     Gain on sales of assets (before-tax) .................       (92)       (51)       (92)       (61)
                     Other ................................................         7       (131)        27       (158)
               Working capital and other changes related to operations ....        25       (123)      (163)      (204)
                                                                              -----------------------------------------
                     Net cash provided by operating activities ............       303        103        397        437

Cash flows from investing activities
               Capital expenditures  (includes dry hole costs) ............      (440)      (359)      (766)      (645)
               Proceeds from sale of discontinued operations ..............        --        396         --      1,786
               Proceeds from asset sales ..................................        30         32         34         48
                                                                              -----------------------------------------
                     Net cash (used in)/provided by investing activities ..      (410)        69       (732)     1,189

Cash flows from financing activities
               Net increase/(decrease) in long-term debt ..................        79       (893)       341       (718)
               Dividends paid .............................................       (49)       (50)       (97)      (100)
               Repurchase of common stock .................................        --        (46)       (48)       (92)
               Other ......................................................        (5)       (48)        (6)       (49)
                                                                              -----------------------------------------
                     Net cash provided by/(used in) financing activities ..        25     (1,037)       190       (959)

Increase/(decrease) in cash and cash equivalents ..........................       (82)      (865)      (145)       667
Cash and cash equivalents at beginning of period ..........................       275      1,749        338        217
                                                                              -----------------------------------------
Cash and cash equivalents at end of period ................................   $   193    $   884    $   193    $   884

(a)  Cash flows related to discontinued operations have not been segregated

-----------------------------------------------------------------------------------------------------------------------

CONDENSED CAPITAL EXPENDITURES
(UNAUDITED)

Millions of dollars
-----------------------------------------------------------------------------------------------------------------------

United States Exploration & Production ....................................   $   216    $    79    $   352    $   112
International Exploration & Production ....................................       196        240        364        403
Geothermal and Power Operations ...........................................         4         27         10         47
Diversified Business Group ................................................        18         13         28         22
New Ventures  (Non-E & P) .................................................         1         (2)         1          3
Corporate & Unallocated ...................................................         5          2         11          9
Discontinued Operations ...................................................        --         --         --         49
                                                                              -----------------------------------------
               Total (b) ..................................................   $   440    $   359    $   766    $   645

(b)  Includes capitalized interest of: ....................................   $     8    $    11    $    16    $    16



                                     Table 2


                                                                              UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                             For the Three Months
                                                                              Ended June 30, 1998
                                                               --------------------------------------------------
                                                                Spirit                         Other
Millions of dollars                                            Energy 76  Alaska  Far East International   Total
-----------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................   $    51   $    24   $    83    $    23    $   181
        Natural gas ........................................       148        16       149          7        320
        Natural gas liquids ................................        14        --         3         --         17
        Other ..............................................         1        --        --         --          1
                                                               --------------------------------------------------
              Total ........................................       214        40       235         30        519
Other revenue/(loss) .......................................         1         2        (4)         3          2
Gain on asset sales ........................................        --        --         3         87         90
                                                               --------------------------------------------------
              Total revenues ...............................       215        42       234        120        611

Production costs ...........................................        39        23        30         15        107
Exploration expenses .......................................        12         1        19          4         36
Dry hole costs .............................................        27        --        12          3         42
Depreciation, depletion & amortization .....................        92        13        59         17        181
Other operating expenses ...................................        21         3        15         16         55
                                                               --------------------------------------------------
        Results of operations before income tax ............   $    24   $     2   $    99    $    65    $   190


-----------------------------------------------------------------------------------------------------------------

                                                                               For the Three Months
                                                                                Ended June 30, 1997
-----------------------------------------------------------------------------------------------------------------
                                                                Spirit                         Other
                                                               Energy 76  Alaska  Far East International   Total
                                                               --------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ...........................   $    75   $    40   $   113    $    40    $   268
        Natural gas ........................................       146        14       152         10        322
        Natural gas liquids ................................        13         2         5          1         21
        Other ..............................................         1        --        --         --          1
                                                               --------------------------------------------------
              Total ........................................       235        56       270         51        612
Other revenue ..............................................         3         1         3          3         10
Gain/(loss) on asset sales .................................         1        --        --        (17)       (16)
                                                               --------------------------------------------------
              Total revenues ...............................       239        57       273         37        606

Production costs ...........................................        50        22        33         17        122
Exploration expenses .......................................        14        --        10          9         33
Dry hole costs .............................................         1        --        26         --         27
Depreciation, depletion & amortization .....................       103        14        93         19        229
Other operating expenses ...................................        19         4        11         16         50
                                                               --------------------------------------------------
        Results of operations before income tax ............   $    52   $    17   $   100    $   (24)   $   145




                                     Table 3


                                                                                        UNOCAL CORPORATION

RESULTS OF OPERATIONS FOR
EXPLORATION AND PRODUCTION ACTIVITIES
(UNAUDITED)

                                                                                      For the Six Months
                                                                                      Ended June 30, 1998
                                                               -----------------------------------------------------------
                                                                 Spirit                                Other
Millions of dollars                                            Energy 76      Alaska    Far East   International     Total
---------------------------------------------------------------------------------------------------------------------------

Sales (includes intercompany sales)
        Crude oil and condensate ...........................   $     106   $      52   $     176    $      53    $     387
        Natural gas ........................................         291          34         290           16          631
        Natural gas liquids ................................          25           1           6            1           33
        Other ..............................................           2          --          --           --            2
                                                               ------------------------------------------------------------
              Total ........................................         424          87         472           70        1,053
Other revenue/(loss) .......................................           4           4         (12)           8            4
Gain on asset sales ........................................          --          --           3           87           90
                                                               ------------------------------------------------------------
              Total revenues ...............................         428          91         463          165        1,147

Production costs ...........................................          83          42          56           36          217
Exploration expenses .......................................          26           1          39           15           81
Dry hole costs .............................................          66          --          15            8           89
Depreciation, depletion & amortization .....................         176          21         113           35          345
Other operating expenses ...................................          37           6          28           25           96
                                                               ------------------------------------------------------------
        Results of operations before income tax ............   $      40   $      21   $     212    $      46    $     319


---------------------------------------------------------------------------------------------------------------------------

                                                                                   For the Six Months
                                                                                   Ended June 30, 1997
                                                               ------------------------------------------------------------
                                                                 Spirit                                Other
                                                               Energy 76      Alaska    Far East    International    Total
                                                               ------------------------------------------------------------
Sales (includes intercompany sales)
        Crude oil and condensate ...........................   $     166   $      96   $     230    $      85    $     577
        Natural gas ........................................         370          32         317           24          743
        Natural gas liquids ................................          29           3          14            2           48
        Other ..............................................           1          --          --           --            1
                                                               ------------------------------------------------------------
              Total ........................................         566         131         561          111        1,369
Other revenue ..............................................           6           1           4           13           24
Gain/(loss) on asset sales .................................           4          --          --          (16)         (12)
                                                               ------------------------------------------------------------
              Total revenues ...............................         576         132         565          108        1,381

Production costs ...........................................          98          46          63           36          243
Exploration expenses .......................................          24          --          18           18           60
Dry hole costs .............................................           7          --          35            1           43
Depreciation, depletion & amortization .....................         205          29         154           36          424
Other operating expenses ...................................          38           6          22           24           90
                                                               ------------------------------------------------------------
        Results of operations before income tax ............   $     204   $      51   $     273    $      (7)   $     521




                                     Table 4


                                                                    UNOCAL CORPORATION
OPERATING HIGHLIGHTS
(UNAUDITED)                                                     For the Three Months    For the Six Months
                                                                   Ended June 30           Ended June 30
                                                               ----------------------------------------------
                                                                    1998        1997        1998        1997
-------------------------------------------------------------------------------------------------------------

Net daily production
      Crude oil and condensate (thousand barrels daily):
                United States
                     Spirit Energy 76 ......................          44          46          44          47
                     Alaska ................................          29          31          30          32
                                                               ----------------------------------------------
                           Total United States .............          73          77          74          79
                International
                     Far East  (a) .........................          80          95          84          94
                     Other .................................          32          27          32          27
                                                               ----------------------------------------------
                           Total International .............         112         122         116         121

-------------------------------------------------------------------------------------------------------------
                           Total Worldwide .................         185         199         190         200

      Natural gas (million cubic feet daily):
                United States
                     Spirit Energy 76 ......................         795         874         784         892
                     Alaska ................................         121         127         130         141
                                                               ----------------------------------------------
                           Total United States .............         916       1,001         914       1,033
                International
                     Far East  (a) .........................         830         774         828         789
                     Other .................................          67          63          60          66
                                                               ----------------------------------------------
                           Total International .............         897         837         888         855

-------------------------------------------------------------------------------------------------------------
                           Total Worldwide .................       1,813       1,838       1,802       1,888

      Natural gas liquids (thousand barrels daily) .........          20          19          19          19

      Geothermal (million kilowatt-hours daily) ............          18          17          20          17

Average sales prices (b) Crude oil and condensate (per barrel):
                United States
                     Spirit Energy 76 ......................   $   13.04   $   17.77   $   13.50   $   19.30
                     Alaska ................................        8.83       14.23        9.84       16.45
                           Total United States .............   $   11.35   $   16.36   $   12.01   $   18.15
                International
                     Far East ..............................   $   12.85   $   17.97   $   13.42   $   19.41
                     Other .................................       10.31       16.11       11.34       18.01
                           Total International .............   $   12.14   $   17.44   $   12.84   $   19.01

                           Total Worldwide .................   $   11.80   $   16.96   $   12.49   $   18.61

      Natural gas (per mcf):
                United States
                     Spirit Energy 76 ......................   $    2.15   $    1.98   $    2.15   $    2.39
                     Alaska ................................        1.48        1.35        1.47        1.35
                           Total United States .............   $    2.06   $    1.89   $    2.05   $    2.25
                International
                     Far East ..............................   $    2.04   $    2.25   $    2.03   $    2.33
                     Other .................................        2.46        2.08        2.24        2.16
                           Total International .............   $    2.05   $    2.24   $    2.04   $    2.31

                           Total Worldwide .................   $    2.05   $    2.05   $    2.05   $    2.28

-------------------------------------------------------------------------------------------------------------

 (a)  Includes host country share of:
        Crude oil and condensate ...........................           8          30          13          30
        Natural gas ........................................          22          25          27          29

 (b)  Excludes  Global Trade  margins and Canada  equity  affiliate  sales

                                     Table 5


                                                                    UNOCAL CORPORATION

OPERATING HIGHLIGHTS  (continued)
(UNAUDITED)

                                                             For the Three Months  For the Six Months
                                                                 Ended June 30       Ended June 30
                                                             ----------------------------------------
                                                                  1998      1997      1998      1997
-----------------------------------------------------------------------------------------------------

Agricultural products production volumes  (thousand tons)
       Ammonia .............................................       390       367       764       758
       Urea ................................................       245       233       505       508


Agricultural products sales volumes  (thousand tons)
       Ammonia .............................................       243       247       463       403
       Urea ................................................       270       289       595       499




                                     Table 6


                                                                      UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)



                                                           2nd Quarter of 1998     2nd Quarter of 1997
                                                          ---------------------------------------------
Millions of dollars                                       Before-tax  After-tax   Before-tax  After-tax
------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ...............................   $     24    $     15    $     52    $     33
       Alaska .........................................          2           1          17          11
    International .....................................        164         103          76          28

Global Trade ..........................................          7           4           8           5

Geothermal and Power Operations .......................         22          14          11          13

Diversified Business Group
      Agricultural Products ...........................         18          12          40          26
      Carbon and Minerals .............................          9           9          85          56
      Pipelines .......................................         19          15          18          16
      Other ...........................................         --          --          42          36

Corporate and Unallocated
      Administrative and general expense ..............        (16)        (12)        (22)        (14)
      Net interest expense ............................        (33)        (24)        (29)        (23)
      Environmental and litigation expense ............        (48)        (30)        (16)        (10)
      New Ventures (non-E&P)...........................         (8)         (5)        (20)        (15)
      Other ...........................................          4           3         (13)         (6)
-------------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item .............................        164         105         249         156
Extraordinary item ....................................       --          --           (52)        (38)
-------------------------------------------------------------------------------------------------------
            Total .....................................   $    164    $    105    $    197    $    118
=======================================================================================================


Exploration and Production - involves the exploration for, and the production of crude oil and natural gas.
Global Trade - handles the company's worldwide crude oil, condensate and natural gas trading and marketing activities. Global Trade also purchases crude oil, condensate and natural gas from the company's joint venture partners, royalty owners and other unaffiliated oil and gas producers for resale.
Geothermal  and  Power  Operations  -  involves  the  exploration  for,  and the production and sale of, geothermal resources, and the construction and operation of electrical power plants.
Diversified Business Group:
   Agricultural   Products  -  involves  the  manufacture,   transportation  and
      marketing of nitrogen-based products for agricultural and industrial use. Carbon and Minerals - involves the production and marketing of petroleum coke, graphites and specialty minerals.
   Pipelines - principally includes the company's equity interests in affiliated pipeline companies.
   Other -  principally  included the company's  equity  interest in The UNO-VEN
      Company, prior to its restructuring in May 1997.


                                     Table 7


                                                                    UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)



                                                           2nd Quarter of 1998     2nd Quarter of 1997
                                                          --------------------------------------------
Millions of dollars                                       Before-tax After-tax  Before-tax   After-tax
-------------------------------------------------------------------------------------------------------

Reported earnings .....................................   $    164    $    105    $    197    $    118
Less: Special items
     Exploration and Production
        International
              Asset sales .............................         85          53         (17)        (17)
              Bangladesh well blowout .................         --          --         (10)         (7)
              Deferred tax adjustment .................         --           7          --          --
     Geothermal and Power Operations
              Deferred tax adjustment - Sarulla .......         --          --          --           7
     Diversified Business Group
        Carbon and Minerals
              Asset sales .............................         --          --          67          41
              Environmental and litigation ............         (3)         (1)         --          --
        Other
              UNO-VEN restructuring ...................         --          --          46          39
     Corporate and Unallocated
              Asset sales .............................         --          --           1           1
              Environmental and litigation ............        (43)        (27)         (9)         (5)
              Insurance settlement ....................         17          11          --          --
     Extraordinary item
              Extinguishment of debt ..................         --          --         (52)        (38)
-------------------------------------------------------------------------------------------------------
     Total special items ..............................         56          43          26          21
-------------------------------------------------------------------------------------------------------
         Adjusted earnings ............................   $    108    $     62    $    171    $     97
=======================================================================================================



                                     Table 8


                                                                     UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)


                                                          2nd Quarter of 1998    2nd Quarter of 1997
                                                         ----------------------------------------------
Millions of dollars except share amounts                 Before-tax  After-tax  Before-tax   After-tax
-------------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ...............................   $     24    $     15    $     52    $     33
       Alaska .........................................          2           1          17          11
    International .....................................         79          43         103          52

Global Trade ..........................................          7           4           8           5

Geothermal and Power Operations .......................         22          14          11           6

Diversified Business Group
      Agricultural Products ...........................         18          12          40          26
      Carbon and Minerals .............................         12          10          18          15
      Pipelines .......................................         19          15          18          16
      Other ...........................................         --          --          (4)         (3)

Corporate and Unallocated
      Administrative and general expense ..............        (16)        (12)        (22)        (14)
      Net interest expense ............................        (33)        (24)        (29)        (23)
      Environmental and litigation expense ............         (5)         (3)         (7)         (5)
      New Ventures (non-E&P)...........................         (8)         (5)        (20)        (15)
      Other ...........................................        (13)         (8)        (14)         (7)
-------------------------------------------------------------------------------------------------------
Earnings from continuing operations ...................   $    108    $     62    $    171    $     97
=======================================================================================================

Basic earnings from continuing operations
   per share of common stock ..........................               $   0.26                $   0.39
Diluted earnings from continuing operations
   per share of common stock (a) ......................               $   0.26                $   0.39

Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a) ....               $     --                $      6
Basic weighted average shares .........................                    241                     250
Diluted weighted average shares .......................                    243                     264

(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.



                                     Table 9


                                                                   UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
(Unaudited)


                                                       Six Months Ended        Six Months Ended
                                                         June 30, 1998           June 30, 1997
                                                     ---------------------------------------------
Millions of dollars                                  Before-tax After-tax  Before-tax   After-tax
--------------------------------------------------------------------------------------------------

Exploration and Production
    United States
       Spirit Energy 76 ..........................   $     40    $     25    $    204    $    128
       Alaska ....................................         21          13          51          32
    International ................................        258         116         266         130

Global Trade .....................................         16          10          19          11

Geothermal and Power Operations ..................         44          28          21          19

Diversified Business Group
      Agricultural Products ......................         31          21          70          46
      Carbon and Minerals ........................         27          24          97          66
      Pipelines ..................................         37          30          35          30
      Other ......................................         --          --          44          37

Corporate and Unallocated
      Administrative and general expense .........        (32)        (23)        (42)        (27)
      Net interest expense .......................        (66)        (50)        (83)        (65)
      Environmental and litigation expense .......       (100)        (63)        (34)        (21)
      New Ventures (non-E&P)......................        (19)        (12)        (31)        (22)
      Other ......................................          4           4         (31)        (20)
--------------------------------------------------------------------------------------------------
Earnings from continuing operations
   before discontinued operations
   and extraordinary item ........................        261         123         586         344
Loss from discontinued operations ................         --          --         (71)        (44)
Extraordinary item ...............................         --          --         (52)        (38)
--------------------------------------------------------------------------------------------------
            Total ................................   $    261    $    123    $    463    $    262
==================================================================================================



                                    Table 10


                                                                    UNOCAL CORPORATION

SPECIAL ADJUSTMENTS
(Unaudited)



                                                       Six Months Ended        Six Months Ended
                                                         June 30, 1998           June 30, 1997
                                                     ---------------------------------------------
Millions of dollars                                  Before-tax After-tax   Before-tax  After-tax
--------------------------------------------------------------------------------------------------

Reported earnings ................................   $    261    $    123    $    463    $    262
Less: Special items
     Exploration and Production
        United States
           Spirit Energy
              Asset sales ........................         --          --           3           2
        International
              Asset sales ........................         85          53         (16)        (16)
              Bangladesh well blowout ............         --          --         (10)         (7)
              Deferred tax adjustment ............         --         (14)         --          --
     Geothermal and Power Operations
              Deferred tax adjustment - Sarulla ..         --          --          --           7
     Diversified Business Group
        Carbon and Minerals
              Asset sales ........................         --          --          67          41
              Environmental and litigation .......         (4)         (2)         --          --
        Other
              UNO-VEN restructuring ..............         --          --          46          39
     Corporate and Unallocated
              Asset sales ........................         --          --           7           5
              Environmental and litigation .......        (94)        (59)        (23)        (14)
              Insurance settlement ...............         17          11          --          --
     Discontinued Operations
              Net loss on disposal ...............         --          --         (71)        (44)
     Extraordinary item
              Extinguishment of debt .............         --          --         (52)        (38)
--------------------------------------------------------------------------------------------------
     Total special items .........................          4         (11)        (49)        (25)
--------------------------------------------------------------------------------------------------
         Adjusted earnings .......................   $    257    $    134    $    512    $    287
==================================================================================================



                                    Table 11


                                                                    UNOCAL CORPORATION

EARNINGS BY BUSINESS SEGMENT
EXCLUDING  SPECIAL ADJUSTMENTS
(Unaudited)


                                                        Six Months Ended        Six Months Ended
                                                          June 30, 1998           June 30, 1997
                                                     ---------------------------------------------
Millions of dollars except share amounts             Before-tax  After-tax  Before-tax  After-tax
--------------------------------------------------------------------------------------------------

Exploration and Production
    United States
                                             .
       Spirit Energy 76 ..........................   $     40    $     25    $    201    $    126
       Alaska ....................................         21          13          51          32
    International ................................        173          77         292         153

Global Trade .....................................         16          10          19          11

Geothermal and Power Operations ..................         44          28          21          12

Diversified Business Group
      Agricultural Products ......................         31          21          70          46
      Carbon and Minerals ........................         31          26          30          25
      Pipelines ..................................         37          30          35          30
      Other ......................................         --          --          (2)         (2)

Corporate and Unallocated
      Administrative and general expense .........        (32)        (23)        (42)        (27)
      Net interest expense .......................        (66)        (50)        (83)        (65)
      Environmental and litigation expense .......         (6)         (4)        (11)         (7)
      New Ventures (non-E&P) .....................        (19)        (12)        (31)        (22)
      Other ......................................        (13)         (7)        (38)        (25)
--------------------------------------------------------------------------------------------------
Earnings from continuing operations ..............   $    257    $    134    $    512    $    287
==================================================================================================

Basic earnings from continuing operations
   per share of common stock .....................               $   0.56                $   1.15
Diluted earnings from continuing operations
   per share of common stock (a) .................               $   0.55                $   1.13

Distributions on preferred securities (net of tax) excluded
   in numerator for diluted earnings per share (a)               $     --                $     12
Basic weighted average shares ....................                    241                     250
Diluted weighted average shares ..................                    243                     264

(a) In 1998, the effect of assumed conversion of preferred securities on earnings per share is antidilutive.



                                    Table 12

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                         UNOCAL CORPORATION
                                            (Registrant)


Date:  July 28, 1998                      By:  /s/  JOE D. CECIL
---------------------                     ---------------------------
                                              Joe D. Cecil
                                              Vice President and Comptroller